UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

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                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

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Date of report (Date of earliest event reported)  January 4, 2010
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                       ELECTRONIC SENSOR TECHNOLOGY, INC.
             (Exact Name of the Registrant as Specified in Charter)
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Nevada                                000-51859                       98-0372780
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(State or Other Jurisdiction         (Commission                   (IRS Employer
of Incorporation)                   File Number)             Identification No.)

1077 Business Center Circle, Newbury Park, California 91320
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                    (Address of Principal Executive Offices)

Registrant's telephone number, including area code (805) 480-1994
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                                 Not Applicable.
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01         Entry into a Material Definitive Agreement.

On January 4, 2010, Halfmoon Bay Capital Ltd agreed to defer a $90,000 interest payment owed to Halfmoon Bay by Electronic Sensor Technology, Inc. (the "Registrant") on December 31, 2009 under the terms of a 9% convertible debenture issued by the Registrant to Halfmoon Bay on March 28, 2008. Halfmoon Bay agreed to defer the interest payment until March 31, 2010. All other terms and conditions of the 9% convertible debenture remain unchanged.

Halfmoon Bay currently owns approximately 53% of the outstanding common stock of the Registrant and beneficially owns an additional 9% of the outstanding common stock of the Registrant by virtue of the shares underlying the 9% convertible debenture. The 9% convertible debenture is attached as Exhibit 4.1 to, and more fully described in, our current report on Form 8-K filed on April 3, 2008. Two designees of Halfmoon Bay also serve as directors of the Registrant.

On April 10, 2009, the Registrant received $1 million from Halfmoon Bay in exchange for a debenture bearing an interest rate of 9% with a maturity of one year. The debenture issued by the Registrant to Halfmoon Bay on April 10, 2009 is attached as Exhibit 4.1 to, and more fully described in, our current report on Form 8-K filed on April 15, 2009.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                             ELECTRONIC SENSOR TECHNOLOGY, INC.



Date: January 4, 2010        By: /s/ Philip Yee
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                                 Name:  Philip Yee
                                 Title: Secretary, Treasurer and Chief Financial
                                        Officer